Exhibit 99.1
CM Cal-Maine Foods Investor Presentation November 2023 © Cal-Maine

Foods. All rights reserved.

Cal-Maine Foods SECTION 1 Company Overview CAL-MAINE

FOODS | INVESTOR PRESENTATION | NOVEMBER 2023

Cal-Maine Foods Forward-looking statements and use of non-GAAP financial measures Forward‐Looking and Cautionary Statements

This report contains numerous forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”)

and Section 21E of the Securities Exchange Act of 1934 (the

“Exchange Act”) relating to our shell egg business, including estimated future production data, expected construction schedules,

projected construction costs, potential future supply of and demand for our products, potential future corn and soybean price trends, potential future impact on our business of inflation and rising interest rates,

potential future impact on our business of new legislation, rules or policies, potential outcomes of legal proceedings, and other projected operating data, including anticipated results of operations and financial condition. Such forward-looking statements are identified by the use of words such as “believes,” “intends,” “expects,”

“hopes,” “may,” “should,” “plans,” “projected,”

“contemplates,” “anticipates,” or similar words. Actual outcomes or results could differ materially from those projected in the forward

-looking statements. The forward-looking statements are based on management’s current intent, belief, expectations, estimates, and projections regarding the Company and its industry. These statements are

not guarantees of future performance and involve risks, uncertainties, assumptions,

and other factors that are difficult to predict and may

be beyond our control. The factors that could cause actual results to differ materially from those projected in the forward-looking statements include,

among others, (i) the risk factors set forth in Part I Item 1A of the

2023 Annual Report, the risk

factors (if any) set forth in Part II Item 1A Risk Factors and elsewhere in this report as well as those included in other reports we file from time to time with
the Securities and Exchange Commission (the “SEC”) (including our Quarterly Reports on Form 10-Q and Current Reports on Form

8-K), (ii) the risks and hazards inherent in the shell egg business (including disease, pests, weather conditions, and potential for product recall),

including but not limited to the current outbreak of highly

pathogenic avian influenza (“HPAI”) affecting poultry in the

United States (“U.S.”), Canada and other countries that was first detected in commercial flocks in the U.S. in February 2022, (iii) changes in the demand for and market prices of shell eggs and feed costs, (iv)

our ability to predict and meet demand for cage-free and other specialty eggs, (v) risks, changes, or obligations that could result from our future acquisition of new flocks or businesses and risks or changes that may cause conditions to completing a pending acquisition not to be met, (vi) risks relating to increased costs and higher and potentially further increases in, inflation and interest rates,

which began in response to market conditions caused in part by the COVID-19 pandemic and which generally have been exacerbated by the Russia-Ukraine War that began in February 2022, (vii) our ability to retain existing customers, acquire new customers

and grow our product mix and (viii) adverse results in pending litigation matters. Readers are cautioned not to place undue reliance

on forward-looking statements because, while we believe the assumptions on which the forward-looking statements are based are

reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. Further, forward-looking statements included herein are only made as of the respective dates thereof,

or if no date is stated, as of the date hereof. Except as otherwise required by law, we disclaim any intent or obligation to update publicly these forward-looking statements, whether because of new information, future events, or otherwise. Notice Regarding Non‐GAAP Financial

Measures In addition to U.S. GAAP financial measures, this presentation contains and may refer to certain non‐GAAP financial

measures. These non‐GAAP financial measures are in addition to,

not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non‐GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures.

Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included herein if the reconciliation is not presented on the page in which the measure is published. CAL-MAINE

FOODS | INVESTOR PRESENTATION | NOVEMBER 2023

Cal-Maine Foods We are the #1 U.S. producer and distributor of fresh eggs, committed to offering our customers choice in a

safe, cost-effective and sustainable manner Our Mission To be the most sustainable producer and reliable supplier of consistent,

high-quality fresh eggs and egg products in the country,

demonstrating a “Culture of Sustainability” in everything we do Our Goal Our eggs are an important source of low‐cost protein, vitamins

and minerals for millions of families and providing healthy

eggs to families in a responsible and sustainable manner has

always been our goal CAL-MAINE FOODS | INVESTOR PRESENTATION

| NOVEMBER 2023 4

Cal-Maine Foods Competitive advantages differentiate Cal-Maine Prove

Operator Highly efficient operational expertise, CALM Management

System is designed to achieve proactive cost control and ability to adapt to market pressures throughout business cycle. Vertically

Integrated Largest U.S. producer & distributor of fresh shell eggs, with broad reaching production, processing, packaging & distribution capabilities. Quality Product Choice Wide range of quality

choices in shell egg category in addition to enhanced egg-product offerings. Strong commitment to sustainably serving customer needs. Disciplined Balance Sheet Nimble, well-capitalized to support growth initiatives, stakeholder returns, and investment to meet evolving consumer preferences. Blue Chip Customers Long-standing relationships with diverse, high-quality retail, wholesale and foodservice customers reduce revenue concentration risk. CAL-MAINE

FOODS | INVESTOR PRESENTATION | NOVEMBER 2023

Cal-Maine Foods Tenured management team with deep

industry experience Adolphus S. Baker Chairman

of the Board of Directors 35+ years at CALM >35 years

of industry experience. Served at Cal‐Maine Foods since 1986; member of the Board of Directors since 1991 Served as CEO from 2010 to 2022; elected

Chairman of the BoD in 2012 Previously served as President and

COO and Vice President and Director of Marketing prior

to becoming President Sherman Miller President, Chief Execut ive Officer 25+ Years at CALM Joined CALM in 1996, named

as CEO October 2022, President since March 2018 and elected to the

BoD in July 2012 Previously served as COO Member of the

Board of the U.S. Poultry and Egg Association and Board of United

Egg Producers Previously VP of Operations and General

Manager in Chase, Kansas, office and various management positions since joining the company in 1996 Max Bowman Vice President,

Chief Financial Officer 5+ years at CALM Elected as a Director of the company and appointed to the position of CFO in 2018; previously served as the VP of Finance Prior to joining the company,

served as CFO of Southern States Utility Trailer Sales and H&P

Leasing from October 2014 to June 2018 Previously co‐founder,

President and Director of Tenax LLC and Tenax Aerospace

from 2003 to 2014; CFO of ChemFirst, Inc. from 1997 to 2003 Todd

Walters Vice President, Chef Operating Officer

25+ Years at CALM Joined CALM in 1997, named as COO

March 2023, since 2011 served as VP of Operations for operations in South Texas, and subsidiary Wharton County Foods, LLC’s

facility in Boling, Texas Previously served in mgmt. positions at other CALM locations in Mississippi, Kansas, New Mexico,

& Ohio Served on the Board of The Ohio Poultry Association and The

Texas Poultry Federation, where he is currently

an ex-officio member. He is also
an active member of the United Egg Producers Rob Holladay

Vice President, General Counsel 10+ Years at CALM Joined

CALM in 2011, previously advised company as an outside attorney with YoungWilliams, P.A. Earned a Bachelor

of Accountancy and a Master of Taxation from the University

of Mississippi Member of Mississippi Bar Association, Mississippi Corporate

Counsel Association, the Association of Corporate Counsel and

the American Agricultural Law Association CAL-MAINE FOODS

| INVESTOR PRESENTATION | NOVEMBER

2023 6

Cal-Maine Foods Leading global egg producer and distributor World’s

Top 10 Egg Producer s(1) (layer hens, mm) Cal-Maine

Foods, 44.0 Proteina Animal, 36.0 Rose Acre Farms, 25.1 CP Group, 22.0

Beijing DAT Co., 20.6 B®* Ise Inc., 20.0 Hillandale Farms,

1 7.8 HBF Daybreak Foods, 1 7.0 HP' Vers ova Holdings, 1 7.0

Br ACOLID, 15.3 Cal-Maine Food’s Operating Footprint (2)

Egg-Land’s BestTM franchise also in NYC, Los Angeles and

other metro areas Attractive presence in southern U.S. Eggland's

Best® Exclusive Franchise Territory (including investment

in unconsolidated entities) Additional Market Coverage Cal-Maine

Foods, Inc. Operating Locations CAL-MAINE FOODS | INVESTOR

PRESENTATION | NOVEMBER 2023 7

Fully integrated operations allow for scaled production and distribution capacity (1)

Cal-Maine Foods

26 feed mills

3 breeding facilities

2 hatcheries

44 production facilities

~7.3 million eggs / hour capacity*

44 processing & packaging facilities

* Processing capacity and location counts include Fassio Acquisition

Scaled Production Meets Demand

75%

More layer hens than our nearest U.S. competitor

CALM maintains leading production scale supported by best-in-class operating expertise

Uniquely positioned with broad product offerings of high-quality, affordable and healthy protein choices

Distribution Range & Brand Diversity Offer Consumer Choice

60k+

Unique retail locations

~890 SKUs

Predominantly private label, complemented by CALM brands



1%
13%
14%
24%
48%
Private label
Non Brand
Cal-Maine brands (2)
Eggland's Best
National Brand

CAL-MAINE FOODS | INVESTOR PRESENTATION | NOVEMBER 2023

8

Cal-Maine Foods Customer base and product choice reduce

revenue concentration risk Diversified relationships across blue-chip customers

(1) Broad egg offering capabilities help us continue to serve a diverse, high-quality customer base and reduce revenue

concentration risk As of FY 2023 34% of revenue is attributed to our largest customer 50% of revenue comes from our top 3 customers

1.Walmart & Sam’s Club 2.H E B 3.Publix 4.Food Lion 5.Eggs

America 6.Southwest Specialty * 7.Costco 8.Aldi 9.C &

S Wholesale Grocers 10.Wakefern Food Grp. Flexible product choice enhances ability to align with changing customer needs (2,3)

Fiscal year net shell egg revenue (%) per dozen 39% 61% FY 19

38% 62% FY22 32% 68% FY 23 48% 52% Q1 24 Fiscal year

net average selling price (NASP) $ per dozen $1,041 $1,420 $2,739 $1,241 $1,933

$1,932 $2,403 $2,278 $1,265 $1,579 $2,622 $1,589 FY 19

FY 22 FY 23 Q1 24 Conventional sales Specialty sales All shell egg NASP

CAL-MAINE FOODS | INVESTOR PRESENTATION

| NOVEMBER 2023 9

Cal-Maine Foods Operational

strategies further reduce customer concentration risk Diversified Products

Specialty product lines, such as cage-free, foster revenue

growth across a broader customer base Flexible Capital Capital allocation strategy enables us to make strategic investments to optimize product choice in response to customer needs Informed M&A M&A

process guided by focus on opportunities that are geographically close to our target markets and key customers Flock Placement Strategic flock placement & cycle timing to align with peak demand and ability to supply to the broadest range of customers CAL-MAINE FOODS

| INVESTOR PRESENTATION | NOVEMBER

2023 10

Strong commitment to sustainability principles

> *"We work hard every day to earn the trust of our valued customers, the consumers who purchase our eggs and the people who live and work in the communities where we operate."*



Sherman Miller
CEO Cal-Maine Foods

FY2022 Sustainability Report

- Published August 2023
- Discloses select Scope 1&2 GHG emissions

Program working towards 11 of the UN Sustainable Development Goals


2
3
5
6
7
8
10
11
12
13
15

People

- Exceeded BLS diversity averages
- Recordable health and safety averages < BLS in most categories

>5 mm
Dozen eggs donated since FY19

>50
Safety & compliance managers

Planet

- FY22 Sustainability Report includes select emissions, water, waste & packaging data
- FY23 report to include energy usage and full inventory, FY24 to include category analysis

1/3
Of shipped products utilized reusable plastic containers

90,000
Trees planted creating habitats & erosion control

Poultry

1.1Bn
Dozens sold FY22

100%
SQF certification in facilities

0
Noncompliance rate

0
Recalls in FY22

CAL-MAINE FOODS | INVESTOR PRESENTATION | NOVEMBER 2023
11

Cal-Maine Foods Long track record of delivering performance

in a cyclical industry Industry Cyclicality • Cyclicality is an inherent aspect of our industry • Our team is well-equipped to navigate through the experienced fluctuations to achieve sustainable growth in the long run Strategy Designed Around Cyclicality •Our

long-term growth strategy is designed to benefit from the higher markets and mitigate the impact of lower markets by efficiently managing costs and maintaining a strong balance sheet Disciplined Commitment to Shareholder Value •Cal-Maine is committed to delivering

value to shareholders over the economic cycles •Variable

dividend policy optimizes returns to shareholders through cycles and preserves capital Net Income ($mm) $7 $12 ($10) $37 $152 $80 $61

$50 $161 $316 ($74) $126 $54 $2 $758 FY FY FY FY FY FY FY

FY FY FY FY FY 2001 2003 2005 2007 2009 2011 2013 2015

2017 2019 2021 2023 Shell eggs sold (mm dozens) Dozen Produced

Est. Purchases 545 571 575 686 778 821 948 1,063 1,031 1,039 1,073

1,147 FY FY FY FY FY FY FY FY FY FY FY FY 2001 2003

2005 2007 2009 2011 2013 2015 2017 2019 2021 2023 CAL-MAINE

FOODS | INVESTOR PRESENTATION | NOVEMBER

2023 12

Cal-Maine Foods SECTION 2 Long Term Drivers of our Business

CAL-MAINE FOODS | INVESTOR PRESENTATION

| NOVEMBER 2023 13

Cal-Maine Foods Eggs have enjoyed secular tailwinds in the U.S. A Universal

Protein • 96% of U.S. households purchase eggs (1) •Designated as

'healthy food' under new proposed FDA definition (2) •Ranked as one of the most economical high-quality proteins Market

Dynamics Both layer count and consumption per capita in the US have been driven by supply, demand, cyclical market recovery,

and most recently, market rebalancing post HPAI. Consumption Growth

Over Time (3) •The last decade has seen supply and demand

grow relatively consistently, tracking together •Demand

has shown consistent growth, with little long-term impact seen from the 2022 HPAI outbreak compared to 2015 U.S. Year

-end layers (millions) Consumption per capita (4) 310 315 301 322

330 342 340 327 326 307 327 331 260 269 259 278 280 287 292

286 283 279 283 293 2013 2014 2015 2016 2017 2018 2019 2020

2021 2022 2023e 2024e CAL-MAINE FOODS | INVESTOR PRESENTATION

| NOVEMBER 2023 14

Customer preferences are changing, and state mandates accelerate the shift

Cal-Maine Foods

State mandates and commitments accelerate shift to cage-free eggs [1,2]

10 U.S. states have passed cage-free legislation or regulation for implementation by 2026

~27% households expected to be in cage-free states by 2026

National flock will need to be **70%** cage-free to meet both legislative mandates and stated commitments

U.S. state cage-free mandate implementation timeline & cum. population (mms) [3]



46
CA
MA
49
NV*
55
CO
55
67
OR
WA
67
88
UT
AZ
MI
88
89
RI
1H'22
2H'22
1H'23
2H'23
1H'24
2H'24
1H'25
2H'25
1H'26

* Nevada adopting a tiered approach to cage-free mandates, expected to be fully implemented by 1/1/24

CALM portfolio ideally positioned to meet demands

Nimble cage-free posture

- We are deploying capital toward production and M&A opportunities that enhance our cage-free capacity and capabilities

Increasing cage-free focus

- Our volume of cage-free egg sales has continued to increase and account for a larger share of our product choice



CAL-MAINE FOODS | INVESTOR PRESENTATION | NOVEMBER 2023 15

Cal-Maine Foods Meeting evolving retail market needs by driving favorable product choices Market and consumer demand is changing 77%

68% 61% 62% 8% 8% 8% 7% 4% 7% 7% 7% 11% 17% 24% 24%

FY 19 FY 22 FY 23 Q1 24 Commodity white and caged brown Nutritionally enhanced Free-range and pasture-raised Cage-free and

organic Conventional eggs maintain leading retail market share (% dozens sold by volume) (1) IRI data indicates most significant demand growth is among cage-free and organic egg products Despite shift in this consumer behavior, conventional eggs maintain core retail market position CALM is adjusting choices to meet that shift

Fiscal year shell egg sales* (% dozens sold by volume) (2) 75%

73% 65% 67% 25% 27% 35% 34% FY 19 FY 22 FY 23 Q1 24

Conventional Specialty Market shift accelerated in 2019 with state cage-free mandates and retailer commitments Driving higher specialty shell egg sales volumes, largely in line with retail market CAL-MAINE

FOODS | INVESTOR PRESENTATION | NOVEMBER

2023 16

Cal-Maine Foods Shell egg industry is fragmented providing consolidation opportunities (1) Top-five producers: layer hen

rankings Cal-Maine Foods15% Rose Acre Farms9% Hillandale Farms6%

Daybreak Foods6% Versova Holdings6% Other 58% Top-five

producers own ~42% of U.S. layer hen flock 60+ companies

hold >250k layers In 2022, the top-five broiler producers held ~64% of market

share CAL-MAINE FOODS | INVESTOR PRESENTATION

| NOVEMBER 2023 17

Cal-Maine Foods SECTION 3 Executing Consistent Long-Term

Strategy CAL-MAINE FOODS | INVESTOR PRESENTATION

| NOVEMBER 2023 18

Cal-Maine Foods Our strategy has remained consistent for over

60 years Focus on operational excellence Lever Cal-Maine Management

Process to optimize everything within our control Adapt to changing consumer demand

Expand and adjust product choice to meet needs of customers and consumers

Allocate capital responsibly Deploy capital to organic growth, inorganic

M&A, and shareholders through dividends Deliver Shareholder Value

CAL-MAINE FOODS | INVESTOR PRESENTATION

| NOVEMBER 2023 19

Cal-Maine Foods Operational excellence underpins the Cal-Maine Management

System People-first, strategy-focused and datadriven roadmap to success Information Sharing ■ Continuous Improvement Results-Based Accountability

1. People First 2. Strategy Focus 3- Metric-Driven ÏKPIÜ System

of integrated best practices deployed across all facilities and operations

Communication flows openly from top down and down up to achieve universal monitoring Scheduled weekly and monthly feedback

loop to adjust and align strategy among all business units CAL-MAINE

FOODS | INVESTOR PRESENTATION | NOVEMBER

2023 20

Cal-Maine Foods Seasoned biosecurity team effectively managing though U.S. HPAI outbreaks Highly pathogenic Avian Influenza

(1) Caused by an “influenza type A virus”, impacts chickens, turkeys,

and other domesticated and wild birds HPAI has impacted

commercial poultry and egg production in Europe, Asia, Africa,

and North and South America. Wild waterfowl and other species shed the virus into the environment through their oral and nasal secretions and feces.” – United States Geological Survey Managing

through Avian Influenza • Long-tenured and seasoned CALM

operations team •Adopted and enhanced procedures implemented through the 2014-15 outbreak Upholding biosecurity focus •Prohibit non-essential guests •Require vehicle sanitation before entry •Enforce

bio secure perimeters with required clothing, footwear and gear sanitation •Sharpened control measures, prevent site-specific contact between flock and wild birds Serve customers during impacted egg market •Continue to meet customer needs in any market conditions •Ability to self-produce minimizes risk of transmission from outside egg purchases CAL

-MAINE FOODS | INVESTOR PRESENTATION | NOVEMBER

2023 21

Scaling production to manage costs and reduce purchase dependency

Embedded input cost & supply chain resilience

CALM Management System provides constant evaluation of costs & performance to best manage volatility

Feedstock

- Farm production costs, largely feed ingredients, facility and amortization, drives cost of sale expense
- Two in-house nutritionists that specialize in creating least-cost formulations.

Supply Chain

- Dual- and multi-sourcing for key inputs, including feed ingredients, cartons and other packaging
- Continued focus on production efficiencies under our control

FY23 feed ingredients' price impacts on per dozen shell egg farm production costs[1]

	Δ in feed ingredient	$ per dozen impact
Bushel of corn	$0.28	$0.01
Ton of soybean meal	$25.50	$0.01

Self-production offers more attractive expense profile[2]

Optimized production promotes flexibility during times of tightened egg supply

Dependence on outside shell egg purchases has declined, as Cal-Maine's production has scaled to meet demand

Helps maintain consistent, quality service to customers and provide management of market cyclicality

Outside egg purchases (% of sales)


26%
23%
24%
21%
21%
20%
25%
26%
22%
16%
13%
6%
8%
8%
FY 2000
FY 2004
FY 2008
FY 2012
FY 2016
FY 2020
1Q 2024

CAL-MAINE FOODS | INVESTOR PRESENTATION | NOVEMBER 2023

22

Cal-Maine Foods Conservative approach to capital allocation, executing on strategic priorities Dividend Payments Overarching

goal to maximize returns and value through prioritized dividends Maintenance

Capex Reinvestment to achieve continuity of efficient operations across facilities Growth Strategy Organic Growth Investment in our existing operations to increase sales, market share, profitability

and cage-free capacity Inorganic Growth Growth through consolidation of synergistic acquisitions and bolt-on cage-free opportunities Value

-Added Products Supporting long-term growth through investment in innovative, scale-driven products and facilities CAL-MAINE

FOODS | INVESTOR PRESENTATION | NOVEMBER

2023 23

Cal-Maine Foods Committed to sustainable returns through cycles

Dividend Payments Shareholder returns Committed to allocation of capital to our shareholders through a variable quarterly dividend plan

Managing industry cyclicality Variable dividend policy

optimizes returns to shareholders through cycles and preserves capital 1/3 Of net income Allocated each quarter under our

variable dividend policy (2) $689mm total dividends paid since FY2000*

$1.39 5-Yr avg. dividends paid per share as of FY 23 * Includes

$294k accrued as of September 2, 2023, payable on 11/16/2023

CAL-MAINE FOODS | INVESTOR PRESENTATION

| NOVEMBER 2023 24

Cal-Maine Foods Robust balance sheet supports growth opportunities and shareholder returns Maintenance Capex Prioritize liquidity

•Maintain current assets, including cash and securities’ balances, to support operating needs •Continued focus on funding investments for longer-term growth, primarily organic and bolt-on cage-free opportunities •Zero long term debt, loan facility in place if needed* Total current assets, cash and investment securities ($ mm) Total

current assets (ex. cash & investments) Total cash and investments

*Credit Facility includes $250mm line of credit and $200mm

accordion feature. Manage cash priorities •Variable dividend policy driven by commodity-based, cyclical business model •Invest in maintenance capex for continuity of efficient operations

across facilities •Selective acquisition posture for M&A and incremental cage-free capacity Capital Allocation from FY 2022 to Q1 2024 ($ mm) $295 Dividends Paid $82 Maintenance

CapeEx $107 Organic Growth $45 Inorganic Growth $31 Value

-Added Products CAL-MAINE FOODS | INVESTOR PRESENTATION

| NOVEMBER 2023 25

Cal-Maine Foods Increasing cage-free capacity through organic and inorganic investments Organic Growth Inorganic Growth Committed cage-free capex allocation as of end First Fiscal Quarter 2024

($ mm)* $90 $609 $699 mm Spent to date Allocated costs to be spent Ongoing investment in cage-free growth Layer House

Conversions •Multiple conversions of facilities to cage-free systems across the U.S., significantly increasing capacity for cage-free layer hens Meadowcreek Investments •Expansion of controlling interest to support production of value-added cooked egg products Red River Valley

Egg Farm •Acquisition of remaining interest, including significant addition of cage-free hens, pullets, and facilities to strengthen presence in Texas Southwest Specialty Venture •Investments to enhance distribution and warehousing capabilities across California, Ariz ona, and Nevada *Does not include Fassio cage-free acquisition closed

October 2023. CAL-MAINE FOODS | INVESTOR PRESENTATION

| NOVEMBER 2023 26

Cal-Maine Foods Strategic approach to M&A Inorganic Growth Incoming

Prospects Steady flow of M&A opportunities due to generational turnover and required investment for cage-free egg production Thorough

Time-tested framework scrutinizes many factors including market demands, synergies, operational compatibility,

financial returns, geography, and expansion of customer

reach Disciplined Structured, consistent approach designed to take a judicious approach to value enhancing acquisitions Geographic

Synergy Cash Flow Accretive Expansion Opportunity Cage-free

Capacity ~24 Acquisitions Completed Operations Compatibility with existing facilities & strategy Geography Proximity to infrastructure

and markets Customers Incremental relationships and access Synergies

Cost savings through integration Returns Financial return potential

CAL-MAINE FOODS | INVESTOR PRESENTATION

| NOVEMBER 2023 27

A history of growth through adaptation and successful integration of acquisitions

Cal-Maine Foods

Inorganic Growth

1957 Founded in Jackson, MS by Fred Adams

1959 Adams Foods merged with Dairy Fresh Products and Maine Egg Farms to form Cal-Maine Foods

1963 Built world's largest egg farm in Edwards, MS

1972 Acquired egg operations Of Ralston-Purina

1996 December 1996, NASDAQ IPO under "CALM"

2012 Pilgrim's Pride and Maxim Production Co., added ~5.0mm layer hens

2014 Sold >1 billion dozen eggs for the first time

2015 Red River Valley cage-free egg JV

2016 Foodonics Int'l, added 3.1 mm layer hens

2019 Mahard Egg Farm, added 3.9 mm layer hens

2022 Remaining 50% interest in Red River Valley, adding ~1.7 mm cage-free layers

1H 2023 MeadowCreek; focus on hard-cooked eggs

2H 2023 Fassio Egg Farms, inc. ~1.2mm primarily cage-fee hens and feed mill



526
562
605
683
679
805
884
1,014
1,054
1,038
1,069
1,084
1,147
388
431
458
537
535
640
663
750
819
873
928
1,022
1,059
Sold
Produced
FY'00
FY'05
FY'10
FY'15
FY'20

Deep experience integrating acquisitions and executing on organic opportunities

Disciplined M&A approach with proven execution and integration capability to capture synergies

24

companies integrated since 1989

Historic M&A focused on consolidation of operations to increase **dozens of eggs sold**

Recent transactions have specifically targeted production capacity to reduce the gap between **dozens produced and dozens sold and expand our cage-free production capabilities in key markets**

CAL-MAINE FOODS | INVESTOR PRESENTATION | NOVEMBER 2023

28

Cal-Maine Foods M&A case study - Mahard Egg Farm in 2019 Inorganic

Growth Acquisition of Mahard Egg Farm assets in 2019 expanded

CALM customer base in Texas and Oklahoma, enhanced

by minor investment in existing facilities 3.9mm layer hen capacity

8.0mm layer hens permitted Due diligence process revealed

facility underperformance •Introduction of CALM Management System provided resolution •Facilities fit CALM growth strategy given footprint and customer expansion potential •Proximity of local distribution centers granted enhanced service to customers and a reduction in costs As of FY 2023 260% ROI (1) 29% IRR (2) 3.17yrs Payback

(3) Note: Results may not be indicative of performance or

other acquisitions. CAL-MAINE FOODS | INVESTOR PRESENTATION

| NOVEMBER 2023 29

Cal-Maine Foods Scaling hard-cooked egg offerings, optimizing throughput and category reach Value-Added Products Innovative

category captures value Egg size increases to consumer-preferred large+ only after ~15 weeks of medium egg laying (16% of laying life)

•Integrated production and processing capabilities help leverage more value from eggs during pre-peak lay •Ability to upcycle pre-peak, medium size eggs to hard-cooked drives commercial throughput and category penetration Large+ sizes preferred for retail

Medium size eggs ideal for hard-cooked Our capabilities are scaling

MeadowCreek Facility March 2023 Hard-cooked operations

on-line ~32 mm lbs Annual gross capacity (1) Plan to self-supply majority of eggs, initial focus on hard-cooked products •Leverage distribution relationships and drive category expansion •Pursue

growth in commercial food services CAL-MAINE FOODS | INVESTOR

PRESENTATION | NOVEMBER 2023 30

Cal-Maine Foods Key Takeaways 273mm dozens sold Q1’24 Largest producer and distributor of fresh shell eggs and egg products in the U.S. 60+ years operating Proven, highly efficient

operators with deep talent bench and industry expertise Quality food choices

Nimble and poised to meet evolving consumer

food choice preferences Sustainable platform Commitment to sustainable operating platform is core to our mission Adept acquirer & integrator

Significant growth and acquisition opportunities in a fragmented market Prudential capital allocation Robust financial position to support

growth initiatives CAL-MAINE FOODS | INVESTOR PRESENTATION

| NOVEMBER 2023 31

Cal-Maine Foods SECTION 4 Appendix CAL-MAINE FOODS | INVESTOR

PRESENTATION | NOVEMBER 2023 32

Cal-Maine Foods Select income statement highlights Fiscal Year

Ended Q Ended $s, except sales volume and percentage data 2018 2019 2020

2021 2022 2023 9/2/23 Net sales 1,502,932 1,361,188 1,351,609

1,348,987 1,777,159 3,146,217 459,344 Gross profit 361,046 222,859

179,588 160,661 337,059 1,196,457 45,433 Operating income

(loss) 181,257 45,781 1,269 (26,264) 143,537 967,726 (6,757) Other

income,

net 16,830 25,024 18,790 16,315 22,478 30,824 7,490 Income (loss)

before income taxes 198,087 70,805 20,059 (9,949) 166,015 998,5

50 733 Net income (loss) attributable to Cal-Maine Foods, Inc.

206,946 55,062 18,391 2,060 132,650 758,024 926 Net income

(loss) per common share attributable to Cal-Maine Foods, Inc.: Basic

4.27 1.12 0.38 0.04 2.73 15.58 .02 Diluted 4.26 1.12 0.38 0.04 2.

71 15.52 .02 Weighted average shares outstanding: Basic

48,353 48,467 48,467 48,522 48, 581 48,648 48,690 Diluted 48,468

48,589 48,544 48,656 48, 731 48,834 48,840 CAL-MAINE FOODS

| INVESTOR PRESENTATION | NOVEMBER

2023 33

Cal-Maine Foods Select operating results Fiscal Year Ended

Q Ended $s, except sales volume and percentage data

2018 2019 2020 2021 2022 2023 9/2/23 Dozen eggs sold (000) Conventional

780,362 778,051 813,255 785,446 747,914 749,076 181,530 Specialty

257,352 260,848 255,895 287,765

335,875 398,297 91,596 Total 1,037,714 1,038,899 1,069,150

1,073,211 1,083,789 1,147,373 273,126 Dozen eggs produced (000)

873,307

876,705 927,799 970,837 1,022,327 1,058,539 250,356 % Production

84.2% 84.4% 86.8% 90.5% 94.3% 92.3% 91.7% % Specialty

sales (dozen) 23.5% 23.8% 23.9% 26.8% 31.0% 34.7% 33.5% %

Specialty sales (dollars) 32.0% 36.2% 36.8% 41.1% 37.8% 31.6% 45.4%

Net average selling price (dozens) Conventional $ 1.229 1.040 1.011

0.976 1.424 2.739 1.240 Specialty $ 1.916 1.931 1.896 1.876 1.927

2.403 2.278 All shell eggs $ 1.394 1.263 1.222 1.217 1.570 2.622 1.589

Farm production cost (per dozen produced) Feed $ 0.394 0.415

0.410 0.446 0.569 0.676 0.597 Other $ 0.303 0.319 0.328 0.320

0.351 0.396 0.439 Total $ 0.697 0.734 0.738 0.766 0.921 1.072

1.036 Outside egg purchases (average cost per dozen) $ 1.445

1.249 1.245 1.233 1.738 3.020 1.650 CAL-MAINE FOODS | INVESTOR

PRESENTATION | NOVEMBER 2023 34

EBITDA reconciliation

Cal-Maine Foods

Non-GAAP Measure – EBITDA

EBITDA is a non-GAAP measure and defined as net income attributable to Cal-Maine Foods, Inc. plus interest, taxes, depreciation and amortization. The following table sets forth a reconciliation of EBITDA to net income attributable to Cal-Maine Foods, Inc.:

	Fiscal Year Ended						Quarter Ended
$000s	2018	2019	2020	2021	2022	2023	9/2/2023
Net income (loss) attributable to Cal-Maine Foods, Inc.	125,932	54,229	18,391	2,060	132,650	758,024	926
Add: Interest expense	265	644	498	213	403	583	142
Add: Income tax expense (benefit)	-8,859	15,743	1,731	-12,009	33,574	241,818	322
Add: Depreciation and amortization	54,026	54,650	58,103	59,477	68,395	72,234	19,340
EBITDA	171,364	125,266	78,723	49,741	235,022	1,072,659	20,730
Reportable Legal Proceedings and Related Costs*	83,140	2,495	117	53	185	3,700	873
Adjusted EBITDA	254,504	127,761	78,840	49,794	235,207	1,076,359	21,603

* Includes costs associated with legal proceedings, regulator matters, fines, settlements and related expenses for matters that we disclose in our Annual Reports on Form 10-K filed with the Securities and Exchange Commission (SEC) and in other periodic reports.

CAL-MAINE FOODS | INVESTOR PRESENTATION | NOVEMBER 2023

35

Cal-Maine Foods Citations (1/2) Slide 7 – Leading global egg producer and distributor 1) Data from WATT Poultry.

US company data from “The US egg producer’s ranking for 2023”. International company data from “The world’s top 10 egg producers.”

2) Eggland’s Best franchise territory includes Land O’Lakes market areas and includes investment in unconsolidated entity

Slide 8 – Fully integrated operations allow for scaled production and distribution capacity 1) Company filings and research 2)

Cal-Maine brands include Farmhouse, SunUps, and Sunny Meadows

Slide 9 – Blue-chip customer base reduces revenue concentration risk 1) Data as of fiscal Q1 2024 unless noted. For more information about our revenue concentration, please review our most recent

Form 10-Q and Form 10-K. 2) Company filings and other public disclosures.

Specialty sales are classified as nutritionally enhanced, cage-free, organic,

brown, pasture-raised and free-range eggs. 3) Represents percent of net shell egg sales and excludes Other sales, including hard-cooked eggs,

hatching eggs, other egg products, hens and manure, which

are included with our shell egg operations Slide 14 – Eggs have enjoyed secular tailwinds in the U.S. 1) Numerator Shopper Metrics, Major Category

Eggs, Any Store, Total Commerce, Channels: Online, Food, Mass,

Dollar, Drug, Club, Military. Latest 26 Weeks Ending

9-2-23 2) Proposed U.S. Food and Drug Administration (FDA)

definition, 90-day comment period before final ruling 3) Company filings and research 4) The USDA calculates per capita consumption by dividing total shell egg disappearance in the U.S. by the U.S. population.

Slide 15 – Customer preferences are changing, and state mandat es accelerate the shift 1) LEAP Market Analytics. Egg Market Summary and Outlook. 2) USDA Egg Market Overview November 3, 2023 3) https://worldpopulationreview.com/states

Slide 16
– Meeting evolving retail market needs by driving favorable product choice 1) https://www.iriworldwide.com/en-us 2) Company

filings and other public disclosures. Specialty sales are classified as nutritionally enhanced, cage-free, organic, brown, pasture-raised and free-range eggs Slide 17 – Shell egg industry is fragmented providing consolidation opportunities 1) 2022 Watt Poultry

Top U.S. Egg Producers’ rankings. https://www.eggindustry-digital.com/eggindustry/january_2022/MobilePagedReplica.action?pm=2&folio=AD1#pg1

Slide 21 – Seasoned biosecurity team effectively managing

though U.S. HPAI outbreaks 1) U.S. Department of Agriculture Animal and Plant Health Inspection Service (APHIS). Avian Influenza.

February 16, 2022. https://www.aphis.usda.gov/aphis/ourfocus/animalhealth/animal

-disease-information/avian/avian-influenza CAL-MAINE FOODS | INVESTOR

PRESENTATION | NOVEMBER 2023 36

Cal-Maine Foods Citations (2/2) Slide 22 – Scaling production to manage costs and reduce purchase dependency 1) Company

data for fiscal year 2023 2) Company filings Slide 24 – Committed to sustainable returns through cycle 1) Company filings 2) Dividends Payable:

We accrue dividends at the end of each quarter according to the Company’s dividend policy adopted by its Board of Directors. The Company pays a dividend to shareholders of its Common Stock and Class A Common

Stock on a quarterly basis for each quarter for which the Company reports net income attributable to Cal-Maine Foods, Inc. computed in accordance with GAAP in an amount equal to one-third (1/3) of such quarterly income. Dividends are paid to shareholders of record as of the 60th day following the last day of such quarter, except for the fourth fiscal quarter. For the fourth quarter, the Company pays dividends to shareholders of record on the 65th day after the quarter end. Dividends are payable on the 15th day following the record date. Following a quarter for which the Company does not report net income attributable to Cal-Maine Foods, Inc., the Company will not pay a dividend for a subsequent profitable quarter until the Company is profitable on a cumulative basis computed from the date of the most recent quarter for which a dividend was paid. The dividend policy

is subject to periodic review by the Board of Directors. Slide 29 – M&A case study - Mahard Egg Farm in 2019 1) ROI is determined

by dividing cumulative net cash flows from acquisition through

FY 2023 by the total investment, encompassing the initial purchase price and subsequent investments. Cash flows are based on actual sales volumes and customer prices at Mahard locations, deducting production costs, SG&A and delivery expenses. Tax savings from

depreciation are factored in, but synergies from the acquisition are not included in the cash
flow calculation. 2) IRR is computed by discounting estimated cash flows from acquisition to FY 2023. Cash flows include initial and subsequent investments, actual volumes sold, and customer prices from Mahard locations, minus production costs and SG&A expenses.

Tax savings from depreciation are considered, but synergies

from the acquisition are excluded from the cash flow calculation.

3) Payback Period calculated using cumulative, non-discounted cash flows. Slide 30 – Scaling hard-cooked egg offerings, optimizing throughput and category reach 1) As of Q1 2024, facility has the capacity to produce approximately 615 thousand pounds of weekly

hard-cooked egg products. CAL-MAINE FOODS | INVESTOR PRESENTATION

| NOVEMBER 2023 37

Cal-Maine Foods November 2023 © Cal-Maine Foods. All rights reserved.